UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: November 30, 2015
(Date of earliest event reported)

JPMBB Commercial Mortgage Securities Trust 2015-C33
(Exact name of issuing entity)

JPMorgan Chase Bank, National Association Barclays Bank PLC
Ladder Capital Finance LLC
Redwood Commercial Mortgage Corporation
(Exact name of sponsor as specified in its charter)

J.P. Morgan Chase Commercial Mortgage Securities Corp.
(Exact name of registrant as specified in its charter)

New York	333-190246-18	13-3789046
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

383 Madison Avenue
New York, New York	10179
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code      (212) 272-6858

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.     Other Events.

On November 30, 2015, J.P. Morgan Chase Commercial Mortgage Securities Corp. (the “Depositor”) caused the issuance of the JPMBB Commercial Mortgage Securities Trust 2015-C33, Commercial Mortgage Pass-Through Certificates, Series 2015-C33, pursuant to a Pooling and Servicing Agreement, dated as of November 1, 2015 and as to which an executed version is attached hereto as Exhibit 4.1 (the “Pooling and Servicing Agreement”), among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor (the “Registrant”), Wells Fargo Bank, National Association, as master servicer, Torchlight Loan Services, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as senior trust advisor. The Mortgage Loan identified as “32 Avenue of the Americas” will be serviced and administered in accordance with the Pooling and Servicing Agreement and the 32 Avenue of the Americas Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.3. The Mortgage Loan identified as “DoubleTree Anaheim – Orange County” will be serviced and administered in accordance with the Pooling and Servicing Agreement and the DoubleTree Anaheim – Orange County Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.4.

The Class A-1, Class A-2, Class A-3, Class A-4, , Class A-SB, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (the “Public Certificates”), having an aggregate initial principal amount of $651,326,000, were sold to J.P. Morgan Securities LLC (“JPMS”), Barclays Capital Inc. (“Barclays Capital”), Drexel Hamilton, LLC (“Drexel”) and Academy Securities, Inc. (“Academy” and, collectively with JPMS, Barclays Capital and Drexel, the “Underwriters”), pursuant to an Underwriting Agreement, attached hereto as Exhibit 1.1 and dated November 17, 2015, among the Registrant and JPMS, for itself and on behalf of Barclays Capital, Drexel and Academy. In connection with the issuance and sale to the Underwriters of the Public Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Public Certificates, which legal opinion is attached as an exhibit to this report.

On November 30, 2015, the Registrant sold all of the Public Certificates, having an aggregate certificate principal amount of $651,326,000. The net proceeds of the offering to the Registrant of the issuance of the certificates, after deducting expenses payable by the Registrant of $6,382,991.00, were approximately $702,374,676.10. Of the expenses paid by the Registrant, approximately $549,752.03 were paid directly to affiliates of the Registrant, $46,249.98 in the form of fees were paid to the Underwriters, $83,249.96 were paid to or for the Underwriters and $4,135,701.75 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Registrant; the Public Certificates were offered by the Underwriters for sale to the public in negotiated transactions or otherwise at varying prices determined at the time of sale. The related registration statement (file no. 333-190246) was originally declared effective on October 24, 2013.

On November 30, 2015, the Registrant sold the Class X-C, Class X-D, Class D-1, Class D-2, Class D, Class E, Class F, Class G, Class NR, Class Z and Class R Certificates (collectively, the “Private Certificates”), having an aggregate initial principal amount of $110,458,212, to JPMS and Barclays Capital, as initial purchasers, pursuant to a Certificate Purchase Agreement, dated November 17, 2015, by and among the Depositor, JPMS and Barclays Capital. The Private Certificates were sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

The Mortgage Loan identified in the Pooling and Servicing Agreement as “New Center One Building” will be serviced and administered pursuant to a pooling and servicing agreement, dated as of October 1, 2015 (the “JPMBB 2015-C32 Pooling and Servicing Agreement”), among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners , LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust National Association, as trustee, and Pentalpha Surveillance LLC, as senior trust advisor. An executed version of the JPMBB 2015-C32 Pooling and Servicing Agreement is attached hereto as Exhibit 4.2. In addition, the New Center One Building Mortgage Loan will be serviced and administered under the New Center One Building Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.5.

The Certificates represent, in the aggregate, the entire beneficial ownership in JPMBB Commercial Mortgage Securities Trust 2015-C33 (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 64 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 89 commercial, multifamily and manufactured housing community properties. The Mortgage Loans were acquired by the Registrant (i) from JPMCB pursuant to a Mortgage Loan Purchase Agreement, dated as of November 30, 2015 and as to which an executed version is attached hereto as Exhibit 99.1, between the Registrant and JPMCB, (ii) from Barclays Bank PLC (“Barclays”) pursuant to a Mortgage Loan Purchase Agreement, dated as of November 30, 2015 and as to which an executed version is attached hereto as Exhibit 99.2, between the Registrant and Barclays, (iii) from Ladder Capital Finance LLC (“Ladder”) pursuant to a Mortgage Loan Purchase Agreement, dated as of November 30, 2015 and as to which an executed version is attached hereto as Exhibit 99.3 (the “Ladder Mortgage Loan Purchase Agreement”) between the Registrant, Ladder, Ladder Capital Finance Holdings LLLP, Series REIT of Ladder Capital Finance Holdings LLLP and Series TRS of Ladder Capital Finance Holdings LLLP and (iv) from Redwood Commercial Mortgage Corporation (“Redwood”) pursuant to a Mortgage Loan Purchase Agreement, dated as of November 30, 2015 and as to which an executed version is attached hereto as Exhibit 99.4, between the Registrant, Redwood and Redwood Trust, Inc.

Item 9.01.     Financial Statements and Exhibits.

(d)	Exhibits
Exhibit No.	Description
Exhibit 1.1	Underwriting Agreement, dated November 17, 2015, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, and J.P. Morgan Securities LLC, for itself and as representative of Barclays Capital Inc., Drexel Hamilton, LLC and Academy Securities, Inc., as underwriters.
Exhibit 4.1	Pooling and Servicing Agreement, dated as of November 1, 2015, by and among among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Torchlight Loan Services, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as senior trust advisor.
Exhibit 4.2	Pooling and Servicing Agreement governing the issuance of the JPMBB 2015-C32 certificates, dated as of October 1, 2015, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust National Association, as trustee, and Pentalpha Surveillance LLC, as senior trust advisor.
Exhibit 4.3	Co-Lender Agreement, dated as of November 17, 2015, by and between JPMorgan Chase Bank, National Association, as the Initial Note A-1 Holder, JPMorgan Chase Bank, National Association, as the Initial Note A-2 Holder, JPMorgan Chase Bank, National Association, as the Initial Note A-3 Holder, German American Capital Corporation, as the Initial Note A-4 Holder, and German American Capital Corporation, as the Initial Note A-5 Holder.
Exhibit 4.4	Co-Lender Agreement, dated as of November 30, 2015, by and between JPMorgan Chase Bank, National Association, as the Initial Note A-1 Holder, and JPMorgan Chase Bank, National Association, as the Initial Note A-2 Holder.
Exhibit 4.5	Co-Lender Agreement, dated as of October 29, 2015, by and between JPMorgan Chase Bank, National Association, as the Initial Note A-1 Holder, and JPMorgan Chase Bank, National Association, as the Initial Note A-2 Holder.
Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated November 30, 2015.
Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated November 30, 2015 (included as part of Exhibit 5).
Exhibit 23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).

Exhibit 99.1	Mortgage Loan Purchase Agreement, dated as of November 30, 2015, between JPMorgan Chase Bank, N.A., as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.
Exhibit 99.2	Mortgage Loan Purchase Agreement, dated as of November 30, 2015, between Barclays Bank PLC, as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.
Exhibit 99.3	Mortgage Loan Purchase Agreement, dated as of November 30, 2015, between Ladder Capital Finance LLC, as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser, Ladder Capital Finance Holdings LLLP, Series REIT of Ladder Capital Finance Holdings LLLP and Series TRS of Ladder Capital Finance Holdings LLLP.
Exhibit 99.4	Mortgage Loan Purchase Agreement, dated as of November 30, 2015, among Redwood Commercial Mortgage Corporation, as seller, J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser, and Redwood Trust, Inc.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 30, 2015	J.P. MORGAN CHASE COMMERCIAL
MORTGAGE SECURITIES CORP.

By: /s/ Bianca A. Russo
Name: Bianca A. Russo
Title: Managing Director and Secretary

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
1.1	Underwriting Agreement, dated November 17, 2015, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, and J.P. Morgan Securities LLC, for itself and as representative of Barclays Capital Inc., Drexel Hamilton, LLC and Academy Securities, Inc., as underwriters.	(E)
4.1	Pooling and Servicing Agreement, dated as of November 1, 2015, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Torchlight Loan Services, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as senior trust advisor.	(E)
4.2	Pooling and Servicing Agreement governing the issuance of the JPMBB 2015-C32 certificates, dated as of October 1, 2015, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust National Association, as trustee, and Pentalpha Surveillance LLC, as senior trust advisor.	(E)
4.3	Co-Lender Agreement, dated as of November 17, 2015, by and between JPMorgan Chase Bank, National Association, as the Initial Note A-1 Holder, JPMorgan Chase Bank, National Association, as the Initial Note A-2 Holder, JPMorgan Chase Bank, National Association, as the Initial Note A-3 Holder, German American Capital Corporation, as the Initial Note A-4 Holder, and German American Capital Corporation, as the Initial Note A-5 Holder.	(E)
4.4	Co-Lender Agreement, dated as of November 30, 2015, by and between JPMorgan Chase Bank, National Association, as the Initial Note A-1 Holder, and JPMorgan Chase Bank, National Association, as the Initial Note A-2 Holder.	(E)

4.5	Co-Lender Agreement, dated as of October 29, 2015, by and between JPMorgan Chase Bank, National Association, as the Initial Note A-1 Holder, and JPMorgan Chase Bank, National Association, as the Initial Note A-2 Holder.	(E)
5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated November 30, 2015.	(E)
8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated November 30, 2015 (included as part of Exhibit 5).	(E)
23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).	(E)
99.1	Mortgage Loan Purchase Agreement, dated as of November 30, 2015, between JPMorgan Chase Bank, N.A., as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.	(E)
99.2	Mortgage Loan Purchase Agreement, dated as of November 30, 2015, between Barclays Bank PLC, as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.	(E)
99.3	Mortgage Loan Purchase Agreement, dated as of November 30, 2015, between Ladder Capital Finance LLC, as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser, Ladder Capital Finance Holdings LLLP, Series REIT of Ladder Capital Finance Holdings LLLP and Series TRS of Ladder Capital Finance Holdings LLLP.	(E)
99.4	Mortgage Loan Purchase Agreement, dated as of November 30, 2015, among Redwood Commercial Mortgage Corporation, as seller, J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser, and Redwood Trust, Inc.	(E)